EXHIBIT 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Rank Group Plc (the “Company”) on Form 20-F for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of Rank’s knowledge:

The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 22, 2005	/S/ MIKE SMITH

Name: Mike Smith Title: Chief Executive

Date: April 22, 2005	/S/ IAN DYSON

Name: Ian Dyson Title: Finance Director